EXHIBIT 10.103

                MISSOURI FUTURE ADVANCE
         DEED OF TRUST AND SECURITY AGREEMENT


THIS DEED OF TRUST SECURES FUTURE ADVANCES
AND ALSO SECURES ALL OTHER FUTURE
OBLIGATIONS OF GRANTOR TO LENDER WHICH ARE
CONTRACTUAL IN NATURE.  THE TOTAL PRINCIPAL
AMOUNT OF THE OBLIGATIONS WHICH MAY BE
SECURED HEREBY IS $1,360,000.  THIS DEED OF
TRUST IS GOVERNED BY SECTION 443.055 R.S.MO.

     THIS DEED OF TRUST is made this 29th day of July,
1996, among the Grantor, SYSTEMS & SERVICES
TECHNOLOGIES, INC., a Delaware corporation, (herein
"Grantor"), 6700 Antioch, Suite 400, Merriam, Kansas 66204, the Trustee, CAROL D. HAYS (herein "Trustee"), and the
Beneficiary, COMMERCE BANK, N.A., a national banking association, organized and existing under the laws of the United
States of America, whose address is 1000 Walnut, Kansas City,
Missouri 64106 (herein "Lender").

     GRANTOR, in consideration of the indebtedness herein recited and the trust herein created, irrevocably grants, bargains, sells, conveys and confirms to Trustee, in trust, with power of sale, all of the hereinafter described properties, rights and interest, whether now owned or hereafter acquired (said properties, rights and interests, together with any additions hereto that may be subject to the lien of this instrument by means of supplements hereto being hereinafter called the "Mortgaged Property"), and in so far as the Mortgaged Property consists of equipment, accounts, accounts receivable, contract rights, general intangibles, inventory, fixtures, proceeds of collateral or any other personal property of any kind or character, Grantor hereby grants to Lender a security interest in all of Grantor's right, title and interest therein (all said personal property being hereinafter sometimes referred to as the "Personal Property Collateral") namely:

     1. The land as further described in Schedule 1 hereto (the "Land"), and all air space above the surface of the Land, with the tenements, hereditament, appurtenances, privileges, easements, franchises, rights, appendages and immunities thereunto belonging or appertaining.

     2. All buildings, improvements and fixtures, and all other property constituting real property or real estate under the laws of Missouri, now located, or hereafter erected, upon the Land (the "Improvements"), including the property constituting real property or real estate described in Schedule 1 hereto, and all right, title and interest of Grantor, now owned or hereafter acquired, in and to (a) any and all strips and gores of land adjacent to or used in connection with the Land, (b) all land upon which any such buildings or improvements may now or hereafter encroach, (c) the land within the streets, roads and alleys adjoining all such real property, and (d) all and singular and tenements, hereditament, appurtenances, privileges, easements, franchises, rights, appendages and immunities whatsoever belonging to or in any wise appertaining to all such real property.

     3. Any and all fixtures, appliances, machinery and equipment of any nature whatsoever, and other articles of property (real, personal or mixed), at any time now or hereafter acquired, which is (i) attached to or situated in or upon the Land or other real estate described above or the Improvements with the intention of being attached to the Mortgaged Property, Land or Improvements, (ii) used or intended to be used in connection with the Land or such other real estate if said property is or shall be affixed thereto, (iii) or financed in whole or in part with the proceeds of the Loan, including, without limiting the generality of the foregoing, (a) all building materials, fixtures, building machinery and building equipment delivered on site to the real estate during the course of, or in connection with, any construction of any Improvements, (b) all carpeting, air conditioners, heating units, ranges, stoves, ovens, disposals, and dishwashers, and (c) all heating, lighting, refrigeration, plumbing, electrical lighting, ventilating, incinerating, water heating, cooking, security, air conditioning and energy management equipment, (but excluding any furniture, fixtures, equipment, appliances and equipment not owned by Grantor.

     4. Any and all building materials and equipment of Grantor which is intended to be installed in or on the Mortgaged
Property, Land or Improvements.

     5. Any and all water and water rights, ditches and ditch rights, reservoirs and reservoir rights, stock or interests in water, irrigation or ditch companies, royalties, minerals, oil and gas rights, and lease or leasehold interests owned by Grantor, now or hereafter used or useful in connection with, appurtenant to or related to the Land or other Mortgaged Property or any part thereof.

     6. All leases of the Land or other Mortgaged Property or any part thereof, whether now existing or hereafter entered into, and all right, title and interest of Grantor thereunder, including cash and securities deposited under said leases.

     7. All licenses, permits (including building permits), authorizations or approvals of any type or nature whatsoever, now owned or held or hereafter acquired, which relate to the use, development or occupancy of the Land or other Mortgaged
Property or any part thereof.

     8. All insurance proceeds and condemnation awards relating to the Land or other Mortgaged Property or any part thereof, and any escrow accounts established pursuant to Article
5 of this Deed of Trust.

     9. All rents from, all issues, uses, profits, proceeds and products of, all replacements and substitutions for, and other rights and interests now or hereafter belonging to, any of the foregoing.

     10. All other estates, easements, franchises, interest, licenses, rights, titles, powers or privileges of every kind and character which Grantor now has or may hereafter acquire in and to the property and interests described above, including without limitation: (a) all present or future estates, easements, franchises, interests, leaseholds, licenses, rights, titles, powers and privileges of Grantor in and to all easements, air rights and other rights-of-way in connection with the property and interests described above or any part thereof or as a means of ingress to, or egress from, the Land or the Improvements or any part thereof, (b) all present or future estates, easements, franchises, interests, leaseholds, licenses, rights, titles, powers, and privileges of Grantor in and to the Land or the Improvements or any part thereof, (c) all present or future estates, easements, franchises, interests, leaseholds, licenses, rights, titles, powers, and privileges, if any, of Grantor, either at law or in equity, in possession or in expectancy, in and to the real property or air space, as the case may be, lying in, under, or over the streets, highways, roads, alleys, ways, sidewalks, skywalks, tunnels, or avenues, open or proposed, in front of, above, over, under, through, or adjoining, the Land, and in and to any strips or gores of real property adjoining the Land, and (d) all present or future estates, easements, franchises, interests, leaseholds, licenses, development rights or credits, air rights, solar rights, water, water rights (whether riparian, appropriative time, or otherwise, and whether or not appurtenant), water, irrigation or ditch stock interests, rights, titles, powers, and privileges appurtenant, or incident to, the Land or the Improvements.

     11.  Any and all proceeds of any and all of the foregoing
(including, without limitation, payment of proceeds that constitute property of the types described in paragraphs 3, 4 or 5 above).

     TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee forever, and possession of the Mortgaged Property is now delivered unto the Trustee, in trust, however, for the purposes set forth herein.

                      ARTICLE ONE
                  SECURED OBLIGATIONS

     1.1. Obligations Secured. This Deed of Trust is given to secure the payment and performance of the following indebtedness and obligations ("Secured Obligations"), in such order as Lender may elect:

     (a) Payment of present and future indebtedness of Grantor to Lender whether evidenced by promissory notes, guaranties or other evidences of indebtedness and any and all amendments, extensions, modifications, substitutions, replacements or renewals thereof (all of which are hereinafter referred to as "Note"), now or hereafter executed by Grantor, which on their face contain a statement that they are secured hereby, and the performance and discharge of each and every obligation of Grantor set forth in the Note and related documents;

     (b) Payment of and the performance and discharge of each and every obligation of Grantor under that Loan
     Agreement, dated the date hereof, by and between Grantor and Lender ("Loan Agreement"); and

     (c) Payment of and the performance and discharge of each and every obligation of Grantor as provided herein and in all other agreements of Grantor with Lender, including without Limitation the Assignment of Rents and Leases (hereinafter collectively called the "Loan Documents").

     1.2. No Commitment. The specification of a maximum amount which may be secured hereby is intended solely to comply with the statutory requirements governing future advance deeds of trust and shall not be construed as evidence of a commitment to loan such amount to Grantor, nor shall it limit the extent of personal liability under any Note. In the event the
Note is in excess of the maximum amount recited above, this Deed of Trust shall secure the Note to the extent of said amount, without reduction, until the Note is satisfied in full. Neither the existence nor priority of this Deed of Trust shall be adversely affected if at any time prior to the expiration of this Deed of Trust there are no Secured Obligations or the Secured
Obligations are reduced to nothing.

                      ARTICLE TWO
          GENERAL COVENANTS, REPRESENTATIONS
                    AND WARRANTIES

     2.1. Payment and Performance. Grantor covenants and agrees to pay and perform each of the Secured Obligations and to perform, comply with and abide by each and every of the agreements, conditions and covenants contained and set forth in this Deed of Trust, the Note, the Loan Agreement and each of the other Loan Documents.

     2.2. Title to Mortgaged Property. Grantor covenants, agrees and warrants that it has good and marketable fee simple title to the Mortgaged Property, free and clear of liens and encumbrances, except for the permitted encumbrances (as set forth in Schedule 2 hereto) (the "Permitted Encumbrances"), and that Grantor has good right and lawful authority to Deed of Trust and convey the same in the manner and form herein set forth.

                     ARTICLE THREE
        MAINTENANCE, ALTERATIONS AND ADDITIONS

     3.1. Maintenance of Mortgaged Property; Compliance with Laws. Grantor covenants and agrees to permit, commit or suffer no waste and to maintain the improvements on the Mortgaged Property at all times in a state of good repair and condition; to comply with, or cause to be complied with, all statutes, ordinances and requirements of any governmental or other authority relating to the Mortgaged Property; and to do or permit to be done to the Mortgaged Property nothing that will alter or change the use and character of the Mortgaged Property or in any way impair or weaken the security of this Deed of Trust. In case of the refusal, neglect or inability of Grantor to repair and maintain said property, Lender may, at its option, upon not less than five (5) days prior written notice to Grantor, make such repairs or cause the same to be made, and advance monies in that behalf.

     3.2. Alterations and Additions. No building or other property now or hereafter covered by the lien of this Deed of Trust shall be removed, demolished or materially altered without the prior written consent of Lender, and no addition to or structural changes will be made to the Improvements without the prior written approval of Lender., provided, alterations may be made in accordance with the Loan Agreement. No fixtures will be installed on the Mortgaged Property subject to vendor's lien or other lien, and shall any such fixtures be hereafter installed the lien of this instrument shall immediately attach and be prior and superior to liens or claims of others thereon.

                     ARTICLE FOUR
           TRANSFERS, ENCUMBRANCES AND LIENS

     4.1. Sale or Transfer of Mortgaged Property. Grantor agrees that no assignment (by operation of law or otherwise), sale or contract to sell, transfer, mortgage, conveyance or lease (except as permitted in the Loan Agreement) shall be made by Grantor of the Mortgaged Property or any part thereof or any right, title or interest therein (including, without limitation, any oil, gas or other mineral interest) without first obtaining the prior written consent of Lender; provided, however, notwithstanding the foregoing, upon prior written notice to Lender, Grantor may make such an assignment, sale or transfer to the Guarantor (as defined in the Loan Agreement) or any wholly owned subsidiary of Guarantor, but such assignment, sale or transfer shall be without release of liability of Grantor.

     4.2. Claims Against Mortgaged Property. Grantor will pay, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property, whether paramount or subordinate to this Deed of Trust or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien of this Deed of Trust shall be fully preserved, at the cost of Grantor, without expense to Lender; provided however, Grantor shall have the right to contest such claims.

     4.3. Subrogation. Lender at its option shall be subrogated for further security to the lien of any prior encumbrance, mechanic's or vendor's lien on the Mortgaged
Property paid out of the proceeds of the loan hereby secured, even though the same be released of record.

                     ARTICLE FIVE
               TAXES AND PUBLIC CHARGES

     5.1. Taxes and Public Charges. Grantor, from time to time when the same shall become due and payable, will pay and discharge all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges, whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof. Grantor will, upon the request of Lender, deliver to Lender receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed or assessed against it or the Mortgaged Property or the revenues, rents, issues, income or profits thereof. Upon demand by Lender, at any time after the occurrence of an Event of Default
(as hereinafter defined) or at any time if amounts due hereunder or under any of the other Loan Documents remain outstanding in excess of thirty (30) days (whether or not subsequently paid), Grantor agrees to pay to Lender monthly one-twelfth (1/12) of the estimated amount of the foregoing taxes, assessments and charges and any balance which shall be required to pay the taxes, assessments and charges when due. These payments shall be held in trust by Lender, will not bear interest, and shall be applied for the payment of the foregoing when due.

                      ARTICLE SIX
                       INSURANCE

    6.1.  Insurance.  Grantor will keep the Mortgaged
Property insured and shall maintain such other insurance as is required under the terms of the Loan Agreement.

    6.2. Evidence of Insurance. Grantor shall deliver and keep in Lender's possession at all times originals of all insurance policies required hereunder and shall deliver renewals of all such policies to Lender at least ten (10) days prior to any expiration or termination thereof. In the event that renewals of policies are not delivered to Lender ten (10) days or more before the termination or expiration of the existing policy or policies, Grantor authorizes Lender to act for it and procure at Grantor's expense the necessary insurance coverage and agrees to keep insurance so written in force until its expiration date.

    6.3. Insurers and Cancellation. All insurance maintained pursuant to the terms of this Deed of Trust shall be issued by insurers of recognized responsibility which are qualified to do business in the State. Each such policy of insurance shall provide that it shall not be canceled or terminated for any reason or modified or amended in any manner so as to reduce the scope or amount of coverage or increase the deductible amount except upon thirty (30) days' prior written notice to Lender.

    6.4. Casualty. In the event of any casualty, Grantor will give immediate notice by mail to Lender, and will commence proof of loss with the casualty insurer. Lender reserves the right to direct and approve all proof of loss and claims procedures. If proof of loss is not made promptly by Grantor, Lender is authorized by Grantor to do so. Each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Lender and not to Grantor and Lender jointly. The insurance proceeds shall be applied, at Lender's option, either (a) to the reduction of the Secured Obligations (in such order as Lender determines), principal or interest, whether matured or unmatured, but only if an Event of Default (as hereinafter defined) has occurred, or (b) to the restoration and repair of the damaged Mortgaged Property provided that (i)
Grantor and Lender agree that such restoration and repair is economically feasible and reasonable, (ii) Grantor and Lender agree that Lender's security will not be lessened or impaired thereby, (iii) no Event of Default has occurred and is continuing and (iv) Grantor and Lender agree that the proceeds shall be adequate to pay all estimated costs of restoration and repair or Grantor shall deposit with Lender sums sufficient, in Lender's opinion, when added to such proceeds, to pay all such estimated costs. If such proceeds are to be applied to restoration and repair, Grantor covenants and agrees to promptly commence the restoration and repair of such damaged Mortgaged Property to as nearly as possible the same condition as existed prior to such casualty, except as otherwise approved in writing by Lender, and to diligently prosecute such restoration and repair to completion, paying all costs thereof that the insurance proceeds and other sums deposited by Grantor with Lender may be insufficient to pay. If at any time or times Lender determines, in Lender's sole discretion, that the proceeds and such sums deposited by Grantor may be insufficient to pay in full all estimated costs of restoration and repair, Grantor shall on demand deposit with Lender such additional sums as Lender deems necessary to pay all such estimated costs. Grantor will submit plans and design and construction contracts for such restoration and repair to Lender for Lender's prior written approval. The proceeds of insurance and any sums deposited by Grantor with Lender as aforesaid shall be held by Lender and disbursed in payment of the costs of such restoration and repair in accordance with such procedures and subject to such conditions as Lender shall require. Any proceeds of insurance in excess of the costs of restoration and repair shall, at the option of Lender, be applied to the reduction of the Secured Obligations or paid to the person legally entitled thereto.

    6.5. Rights to Insurance After Foreclosure. In the event of foreclosure of this Deed of Trust, or other transfer of title in full or partial satisfaction of the Secured Obligations or any part thereof, all right, title and interest of Grantor in and to any insurance policies then in force, and any proceeds thereof, shall pass to the purchaser or transferee, and Grantor shall not be entitled to unearned premiums.


                     ARTICLE SEVEN
                     CONDEMNATION

    7.1. Condemnation. If all or any part of the Mortgaged Property hereunder be taken or damaged by the exercise of the power of eminent domain, Grantor may contest the same in good faith so long as there is not an Event of Default, the award for any property so taken is hereby assigned to Lender, and Lender, upon such award becoming final, is hereby authorized, in the name of Grantor, to execute and deliver acquittances for, and release of, any such award and to collect the proceeds. If any part of the Mortgaged Property shall be so taken or damaged, and such award shall be, at Lender's sole option, either (a) applied to the reduction of the Secured Obligations (in such order as Lender determines), principal or interest, whether matured or unmatured, or (b) (i) if Grantor and Lender agree that the tenant under the Lease can reasonably continue to conduct its business on the Mortgaged Property substantially as conducted prior to the taking or damage, (ii) if Lender determines, in its sole discretion, that its security will not be lessened or impaired, (iii) no Event of Default has occurred and is continuing, and (iv) Lender determines, in its sole discretion, that the award shall be adequate to pay all estimated costs of restoration, replacement and repair or Grantor shall deposit with Lender sums sufficient, in Lender's sole opinion, when added to such award, to pay all such estimated costs, then such award shall be used to restore, replace and repair the taken or damaged Mortgaged Property. If such award is to be applied to restoration, replacement and repair, Grantor covenants and agrees to promptly commence the restoration, replacement and repair of the taken or damaged Mortgaged Property and to diligently prosecute such restoration, replacement and repair to completion, paying all costs thereof that the award and other sums deposited by Grantor with Lender may be insufficient to pay. If at any time or times Lender determines, in Lender's sole discretion, that the award and such sums deposited by Grantor may be insufficient to pay in full all estimated costs of restoration, replacement and repair, Grantor shall on demand deposit with Lender such additional sums as Lender deems necessary to pay all such estimated costs. Grantor will submit plans and design and construction and other contracts for such restoration, replacement and repair to Lender for Lender's prior written approval. The award and any sums deposited by Grantor with Lender as aforesaid shall be held by Lender and disbursed in payment of the costs of such restoration, replacement and repair in accordance with such procedures and subject to such conditions as Lender shall require. Any portion of the award in excess of the costs of restoration, replacement and repair shall, at the option of Lender, be applied to the reduction of the Secured Obligations or paid to the person legally entitled thereto.

                     ARTICLE EIGHT
                  SECURITY AGREEMENT

    8.1. Security Agreement. This Deed of Trust, in addition to being a lien on real estate, is also a security agreement by and upon all Personal Property Collateral, including without limitation any collateral listed on any schedule of collateral attached hereto, and creates a valid security interest in and lien on all Personal Property Collateral to secure the payment and performance of the Secured Obligations.

    8.2.  Remedies of Lender with Respect to Personal
Property Collateral. Upon the occurrence of any Event of Default, Lender will have all rights and remedies granted by law, and particularly by the Uniform Commercial Code, including, without limitation, the right to take possession of all Personal Property Collateral, and for this purpose Lender may enter upon any premises on which any or all of the Personal Property Collateral is situated and take possession of and operate the Personal Property Collateral (or any portion thereof) or remove it therefrom. Lender may require Grantor to assemble the Personal Property Collateral or any part thereof and make it available to Lender at a place to be designated by Lender which is reasonably convenient to all parties. Unless the Personal Property Collateral or any part thereof is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such Personal Property Collateral is to be made. This requirement of sending reasonable notice will be met if the notice is given to Grantor as herein provided at least five (5) days before the time of the sale or disposition.

    8.3.  Remedies of Lender with Respect to Fixtures
Constituting a Part of the Mortgaged Property. Upon the occurrence of an Event of Default, Lender may elect, with regard to the fixtures constituting a part of the Mortgaged Property, to proceed under this Deed of Trust or to exercise such rights as are provided by the Uniform Commercial Code of Missouri.

                     ARTICLE NINE
                 DEFAULT AND REMEDIES

    9.1. Events of Default. Any Event of Default as defined in the Loan Agreement shall constitute an "Event of Default" hereunder.

    9.2. Remedies Upon Default. At any time after an Event of Default has occurred, the Secured Obligations shall become due at Lender's option forthwith or thereafter at the continuing option of Lender, and this Deed of Trust shall remain in force, and Lender may exercise any right, power or remedy hereunder or under the Note or Loan Agreement or otherwise permitted to it by law or by contract, and in particular, without limiting the generality of the foregoing, Lender shall have the absolute right, at its option and election, to pursue one or more of the following rights:

    (a) The Trustee, or his successor appointed as hereinafter provided, may proceed to sell the Mortgaged Property hereinabove described and any and every part thereof at public vendue, to the highest bidder for cash, at the east front door of the Circuit Court House of Buchanan County, in St. Joseph, Missouri, after giving at least twenty (20) days public notice of the time, terms and place of sale, and the property to be sold, by advertisement in some newspaper printed and published in said county, or after giving notice for the minimum period and in the manner provided by statute for such sales at the time of such notice; and upon such sale shall execute and deliver deed(s) conveying the Mortgaged Property so sold to the purchaser(s) thereof, and any statement or recital of fact in any such deed(s) shall be prima facie evidence of the truth of such statement or recital, and said Trustee, or his successors in said trust, shall receive the proceeds of said sale, out of which he shall pay in the following order: (1) Costs and expenses of executing the trust created and evidenced hereby, including the usual and reasonable compensation to the Trustee, his agents and attorneys, for all services rendered in connection with the trust estate and the sale thereof; (2) Any past due and accrued, unpaid interest on the Secured Obligations; (3) All unpaid Secured Obligations (in such order as Lender determines; and (4) The remainder of such proceeds of sale, if any, after the satisfaction in full of all expenses and the Secured Obligations, to the Grantor or to those lawfully entitled to receive any such remainder. The Trustee may postpone the sale of all or any parcel of the Mortgaged Property to a different date or time by public announcement at the time and place set forth in the notice published.

    (b) Lender shall have the right from time to time to take action to recover any sums, whether interest, principal or any installment of either, or any other sums required to be paid under the terms of this Deed of Trust, the Note, the Loan Agreement or any of the other Loan Documents, as the same become due, without regard to whether or not the principal sum secured, or any other sums secured, by this Deed of Trust shall be due, and without prejudice to the right of Lender thereafter to institute foreclosure, or any other action, for any Event or Events of Default existing at the time such earlier action was commenced.

    9.3. Multiple Foreclosures. Lender shall have the option to proceed with foreclosure in satisfaction of any part of the Secured Obligations without declaring the whole of the Secured Obligations as immediately matured, and such foreclosure may be made subject to the unmatured part of the Secured
Obligations, and it is agreed that such foreclosure, if so made, shall not in any manner affect the unmatured part of the Secured Obligations, but as to such unmatured part this Deed of Trust, as well as the other Loan Documents, shall remain in full force and effect just as though no foreclosure had been made. Several foreclosures may be made without exhausting the right of foreclosures for any unmatured part of the Secured Obligations, it being the purpose to provide for a foreclosure of the security for any matured portion of the Secured Obligations without exhausting the power of foreclosure respecting Mortgaged
Property for any other part of the Secured Obligations. The power of sale conferred herein shall survive until all of the Mortgaged Property has been conveyed by the Trustee or his successor free from defects. When necessary to effect the purpose of this Deed of Trust, the power of sale shall be construed to enable successive sales of the Mortgaged Property or any parcel thereof.

    9.4. Entry by Lender. During the continuance of any Event of Default, Lender personally, or by its agents or attorneys, may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude Grantor, its agents and servants wholly therefrom and, having and holding the same, may use, occupy and control the Mortgaged Property, either personally or by its superintendents, manager, agents, servants, attorneys or receivers; and upon every such entry, Lender at the expense of the Mortgaged Property, or Grantor, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, thereof it shall become possessed as aforesaid, may complete the construction or development of any improvements and in the course of such completion may make such changes in the contemplated improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of the Mortgaged Property, or Grantor, Lender may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as may seem advisable to Lender; and in every such case Lender shall have the right to manage and operate the Mortgaged Property and exercise all rights and powers of Grantor with respect thereto either in the name of Grantor or otherwise as it shall deem best; and Lender shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property, or any part thereof, as well as just and reasonable compensation for the services of Lender and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Lender shall apply the monies arising as aforesaid, to the payment of the Secured Obligations.

    9.5. Appointment of Receiver. Upon the occurrence of any Event of Default, Lender shall be entitled without notice to Grantor to apply at any time to a court having jurisdiction thereof for the appointment of a receiver of the Mortgaged Property or any part thereof and of all rents, incomes, profits, issues and revenues thereof, from whatever source derived; and thereupon it is hereby expressly covenanted and agreed that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases; and said appointments shall be made by the court ex parte as a matter of strict right to Lender, and without reference to the adequacy or inadequacy of the value of the Mortgaged Property, or to the solvency or insolvency of Grantor or any party defendant to such suit.
Grantor hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby expressly consents that such appointment shall be made ex parte and without notice to Grantor as an admitted equity and as a matter of absolute right to Lender. In order to maintain and preserve the Mortgaged Property and to prevent waste and impairment of its security, Lender may, at its option, advance monies to the appointed receiver and all such sums advanced shall become
Secured Obligations and shall bear interest from the date of such advance at the Default Rate (as specified and defined in the Loan Agreement).

    9.6. Remedies Cumulative. No remedy conferred upon or reserved to Lender herein or in the Loan Agreement or any of the other Loan Documents is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative and shall be in addition to every remedy given to Lender or now or hereafter existing at law or in equity or by statute. No delay or omission of Lender to exercise any right or power accruing upon any Event of Default herein or in the Loan Agreement or any default under the other Loan Documents shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and every power and remedy given by this Deed of Trust or in the Loan Agreement or any of the other Loan Documents to Lender may be exercised from time to time as often as may be deemed expedient by Lender. Nothing in this Deed of Trust or in the Loan Agreement or in any of the other Loan Documents shall affect the obligation of Grantor to pay its obligations under the Note and the Loan Agreement in the manner and at the time and place therein respectively expressed. In the event of foreclosure, Grantor shall be fully liable for any deficiency.

    9.7. No Waiver. Any failure by Lender to insist upon the strict performance by Grantor of any of the terms and provisions of this Deed of Trust, the Loan Agreement or the other Loan Documents shall not be deemed to be a waiver of any of the terms and provisions hereof, or of the Loan
Agreement or the other Loan Documents, and Lender, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantor of any and all the terms and provisions of this Deed of Trust or of the Loan Agreement or the other Loan Documents to be performed by Grantor; and Lender may resort for the payment of the Secured Obligations to the Mortgaged Property or to any other security therefor held by Lender in such order and manner as Lender may elect.

    9.8. Attornment by Tenant. In the event the Mortgaged Property or any part thereof is hereafter occupied by a tenant under a lease, and in the event of any foreclosure hereunder, such tenant shall, unless otherwise agreed in writing to by Lender, at the option of the purchaser of the Mortgaged Property, either (i) immediately surrender possession of the Mortgaged Property to such purchaser or (ii) agree to attorn to and to execute an agreement reasonably satisfactory to such purchaser, which agreement shall recognize such purchaser as the landlord under such lease.

    9.9. Waiver of Redemption and Other Rights. To the extent permitted by the laws of Missouri, Grantor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted, by any governmental authority or otherwise, to redeem the property so sold or any part thereof; and Grantor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Lender, but to suffer and permit the execution of every as though no such law or laws had been made or enacted. Without limiting the generality of the foregoing, to the extent legally permissible, Grantor waives all rights of redemption, whether at equity or law, with respect to the Mortgaged Property. Grantor, for itself and all who claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property, or any other assets which secure the indebtedness hereby secured, marshaled upon any foreclosure hereof.

    9.10. Trustee. Although the Trustee or any successor in trust hereunder may be or become an agent of, officer of, attorney for or otherwise connected with the Lender or any subsequent owner or holder of any Note, such Trustee may act hereunder and any such owner or holder, including the Lender, may bid for and purchase any property sold hereunder, as if such Trustee were entirely disinterested. If publication of notice of sale hereunder be withdrawn by request of the Grantor, all expenses of the Trustee with a fee for his attorney in preparation and publication of such notice shall be paid by Grantor on demand, and the power of sale granted herein shall in no way be affected.

                      ARTICLE TEN
                ENVIRONMENTAL COVENANTS

    10.1. Definitions. "Hazardous Substances" means and includes all hazardous and toxic substances (including without limitation petroleum and petroleum products), pesticides, infectious wastes, wastes or materials, any pollutants or contaminants (including, without limitation, PCBs, asbestos and raw materials which include hazardous constituents), or any other similar substances, or materials which are included under or regulated by any now existing or hereafter enacted or promulgated local, state or federal law, statute, ordinance, rule or regulation pertaining to environmental protection, regulation, contamination or clean-up, toxic waste, underground storage tanks and hazardous substance or material handling, treatment, storage, use or disposal, including without limitation the Comprehensive Environmental Response Compensation and
Liability Act ("CERCLA"), the Resource Conservation and
Recovery Act ("RCRA"), state lien or environmental clean-up statutes, all as exist from time to time (all such laws, statutes, ordinances, rules and regulations being referred to collectively as "Environmental Laws").

    10.2. Hazardous Substances. Grantor represents and warrants, after diligent inspection of the Mortgaged Property, that the Mortgaged Property has never been used as either a sanitary landfill or as a disposal site for Hazardous Substances and no Hazardous Substances or underground storage tanks have been deposited or are located in, under or upon the Mortgaged Property and no part of the Mortgaged Property is presently contaminated by Hazardous Substances.

    10.3. Adjacent Property. To Grantor's knowledge, no parcel adjacent to the Mortgaged Property has ever been used as either a sanitary landfill or as a disposal site for Hazardous Substances, and no Hazardous Substances or underground storage tanks have been deposited or are located in, under or upon any parcel adjacent to the Mortgaged Property and no part of any parcel adjacent to the Mortgaged Property is presently contaminated by Hazardous Substances.

    10.4. Representation and Warranties. Grantor represents and warrants that it has not received and does not have actual notice of any violation or claimed or threatened violation of any Environmental Laws. Grantor agrees to notify Lender of any such notice within five (5) business days of receipt. Grantor hereby covenants and agrees to comply with, operate and at all times use, keep and maintain the Mortgaged Property and every part thereof (whether or not such property constitutes a facility, as defined in CERCLA) in conformance with all Environmental
Laws. Without limiting the generality of the foregoing, Grantor will not use, generate, treat, store, dispose of or otherwise introduce any Hazardous Substance into, under or on the Mortgaged Property or any part thereof nor cause, suffer, allow or permit anyone else to do so except in accordance with Environmental Laws.

    10.5. Default. Upon any Event of Default, Lender shall have the right to inspect the Mortgaged Property and, if the Event of Default is not remedied within thirty (30) days, the option to obtain an environmental assessment(s) of the Mortgaged Property. This Deed of Trust also secures the reasonable cost of such an environmental assessments(s), and all money so paid, with interest thereon from the date of such payment at a rate equivalent to the Default Rate (as defined and specified in the Loan Agreement), shall be a Secured Obligation, and shall be repaid by Grantor on demand. Grantor agrees that Lender shall not be responsible for liability caused by the presence or release of Hazardous Substances during such inspection and/or an environmental assessment(s), and Grantor agrees to indemnify and hold Lender harmless from and against any and all such liability.

    10.6. Indemnification. Grantor covenants and agrees to indemnify and hold Lender, it affiliates, agents, servants and employees harmless from and against any or all liability, loss, injury, damage, liens or cost (including reasonable attorney's fees) whatsoever caused by or relating to any violation or claimed violation of any of the foregoing representations, warranties or covenants or any Environmental Laws which relates to the Mortgaged Property. This indemnification provision shall survive the satisfaction or release of the lien hereof, foreclosure, or transfer of title by deed in lieu of foreclosure or otherwise.

                    ARTICLE ELEVEN
                     MISCELLANEOUS

    11.1. Protection of Lender's Security. Lender may, at its option and without waiving its right to accelerate the Secured Obligations and to foreclose the same, pay either before or after delinquency any or all of those certain obligations required by the terms hereof to be paid by Grantor for the protection of the Deed of Trust or for the collection of any of the Secured Obligations. All sums so advanced or paid by Lender shall become Secured Obligations and shall bear interest from the date thereof at the default rate (as specified and defined in the Loan Agreement) and become an integral part thereof, subject in all respects to the terms, conditions and covenants of the Loan Agreement, and this Deed of Trust, as fully and to the same extent as though a part of the original indebtedness evidenced by the Note and the Loan Agreement and secured by this Deed of Trust, excepting, however, that said sums shall be repaid to Lender upon demand by Lender to Grantor for said payment.

    11.2. Costs and Expenses. Grantor agrees to pay all fees and charges incurred in the procuring and making of this Deed of Trust or in the perfection of the lien and security interest hereof, including without limitation fees and expenses relating to the examination of title to the Mortgaged Property; title insurance premiums, costs and expenses; surveys; recording, documentary, transfer, registration or similar fees or taxes; revenue stamps; architects' and engineers' services; and attorneys' fees. Grantor further agrees to pay all and singular costs, charges and expenses, including attorneys' fees and abstract costs, reasonably incurred or paid at any time by Lender because of the failure of Grantor to perform, comply with, and abide by each and every of the agreements, conditions and covenants of the Loan Agreement, this Deed of Trust, or any of the other Loan Documents.

    11.3. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Land and bind and inure to the benefit of, the successors and assigns of Grantor and the successors and assigns of Lender.

    11.4. Grantor's Certificate. Grantor will, within ten (10) days after the request of Lender, furnish a written statement of the amount owing on the Secured Obligations. Such statement shall also include such other certifications as Lender may require.

    11.5. Notices. Except as otherwise provided by applicable law, all notices, certificates or other communications hereunder shall be in writing and shall be given as provided for notices given under the Loan Agreement.

    11.6. Corrections and Future Acts. Grantor will, upon request of Lender, promptly correct any defect, error, or omission which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgment hereof, and will execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Lender to carry out more effectively the purpose of this Deed of Trust, to subject to the lien and security interest hereby created any of Grantor's properties, rights, or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

    11.7. Indemnification. Grantor shall indemnify, defend, hold harmless and reimburse Lender for any liability, damage, or expense, including attorneys' fees and amounts paid in settlement, which Lender may incur or sustain in the execution of this Deed of Trust or in the doing of any act which it is required or permitted to do by the terms hereof or by law, and shall be reimbursed therefor in accordance with the provisions of
Section 11.1. However, Grantor shall not be obligated to indemnify, defend, hold harmless and reimburse Lender from any such liabilities, damages or expenses to the extent such are attributable to the gross negligence or willful misconduct of Lender or any of its agents, contractors or employees.

    11.8. Governing Law. This Deed of Trust shall be construed according to Missouri law, without reference to the conflicts of laws principles thereof.

    11.9. Severability. If any provision or clause of this Deed of Trust shall be held or deemed to be or shall, in fact, be inoperative, invalid or unenforceable as applied in any particular case or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such determination shall not affect in any way any other provision or clause herein which can be given effect without the inoperative, invalid or unenforceable provision or clause.

    11.10. Amendments. No alteration or amendment of this Deed of Trust shall be effective unless in writing signed by the parties sought to be charged or bound thereby.

    11.11. After-Acquired Property. All rights, title and interest of Grantor in and to all improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Mortgaged Property hereafter acquired, constructed, assembled or placed by Grantor on the Mortgaged Property, and all conversions of the security constituted thereby, and any other or additional interest in or to the Mortgaged Property hereafter acquired by Grantor, immediately upon such acquisition, construction, assembly, placement or conversion, as the case may be, and in each such case without any further mortgage, grant, conveyance or assignment or other act of Grantor, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by Grantor and specifically described in the Granting
Clause hereof.

    11.12. Tenancy. By the execution and delivery hereof, Grantor becomes tenant of the Trustee and any successor in trust hereunder until a foreclosure sale be held as hereinafter provided for, at a rental of one cent per month, payable monthly in advance on demand, upon the condition that he Grantor and all persons claiming or occupying the Mortgaged Property through or under Grantor, shall pay said monthly rental on demand and surrender peaceable possession of the entire Mortgaged Property to the Trustee or any successor in trust as Trustee hereunder, or to the purchaser at any foreclosure sale hereunder, within ten days after such sale and without any notice or demand for such possession.

    11.13. Successor Trustee. The Lender shall have the right and power successively to remove the above named Trustee or any successor Trustee and to appoint in writing
(acknowledged and recorded) a successor to such Trustee, which successor shall succeed to the title and to all of the rights and powers of the original Trustee.

    11.14. Effective Date. The dating of this Deed of Trust is intended as and for the convenient identification of this Deed of Trust and is not intended to indicate that this Deed of Trust was executed and delivered on said date, this Deed of Trust being executed on the date set forth in the acknowledgment hereto. This Deed of Trust shall become effective simultaneously with the effectiveness of the Loan Agreement as provided for therein.

    IN WITNESS WHEREOF, Grantor has duly executed this Deed of Trust.


                                  SYSTEMS &
SERVICES TECHNOLOGY,
         INC., a Delaware corporation


By:_______________________________


Name:___________________________


Title:_____________________________

STATE OF MISSOURI                 }
                                  } ss.
COUNTY OF JACKSON                 }

    On this 29th day of July, 1996, before me personally appeared ______________________, to me personally know, who, being by me duly sworn, did say that he is the ______ of Systems & Services Technologies, Inc., a Delaware corporation, that the said instrument was signed on behalf of said corporation by consent of its Board of Directors and that said
___________________ acknowledged said instrument to be the free act and deed of said corporation.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.



    _________________________________
                                  Notary Public
in and for said County and
         State
My Commission Expires:

                       EXHIBIT A

                   LEGAL DESCRIPTION

A tract of land located in the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of Section 23, Township 57 North,
Range 35 West, lying West of the West right-of-way of Interstate Route 29 and North of the North right-of-way of Pickett Road, St. Joseph, Buchanan County, Missouri, more particularly described as follows: Beginning at a point on the West line of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of Section 23, Township 57 North, Range 35
West, on the North right-of-way line of Pickett Road, said point being 33.2 feet North of the Southwest corner of said Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4); thence
North 84 degrees 57' 55" East along the North right-of-way line of Pickett Road for a distance of 373.49 feet; thence continuing along said North right-of-way South 89 degrees 56' 50" East for a distance of 199.81 feet; thence continuing along said North right-of-way South 88 degrees 43' 06" East for a distance of
35.01 feet; thence North 25 degrees 37' 28" East along the Westerly right-of-way of the access road for a distance of 269.25 feet to the West right-of-way of Interstate 29; thence North 00 degrees 11'56" East along said West right-of-way line along a cure to the left having a radius of 9549.3 feet of an arc length of
358.42 feet; thence South 89 degrees 59' 55" West for a distance of 721.60 feet to the West line of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4); thence South 00 degrees 10'
00" East along said West line for a distance of 929.36 feet to the point of beginning. All in Buchanan County, Missouri and subject to all public and private roads and easements.









RED20/2051